PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2012
PROPERTY, PLANT AND EQUIPMENT, NET [Abstract]
Schedule of Property, Plant and Equipment, Net
	December 31,
	2011	2012
Cost:
Machinery and manufacturing equipment, net(1)	$90,005	$97,252
Office equipment and furniture	4,705	6,521
Motor vehicles	1,495	1,316
Buildings and leasehold improvements	29,879	33,132
Prepaid expenses related to operating lease(2)	964	939

	127,048	139,160

Accumulated depreciation	57,391	66,173

Depreciated cost	$69,657	$72,987

(1)	Presented net of investment grant received in the amount of $7,200.
(2)	The Company leases land from the Israel Lands Administration ("ILA") for its Bar-Lev manufacturing facility. The lease term started on February 6, 2005. The lease is for an initial non-cancellable term of 49 years, in consideration for approximately $830 (approximately NIS 3,700) paid at the beginning of the contract's term, with a renewal option of an additional 49 years. The Company analyzed the conditions set forth in ASC 840-10 and classified the land as an operating lease (since the land is not transferred to the Company at the end of the lease nor is there any option to buy the land from the ILA at any point). All payments on account of the initial term were paid in advance (based on discounted values) at the beginning of the lease, and included in the minimum lease payments to be amortized. The prepaid expenses are amortized through the term of the lease, based on the straight-line method (including the bargain renewal option term),(See note 16(e)).